aNNUal mEETiNG Of shaREhOldERs OfERa GROUp iNc. June 28, 2016 NOTicE Of iNTERNET availaBiliTY Of pROXY maTERial: The Notice of Meeting, proxy statement and proxy card are available at www.eragroupincinvestors.com Please sign, date and mailyour proxy card in theenvelope provided as soonas possible. Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. 1. Election of Directors: O Christopher BradshawO Charles FabrikantO Ann FairbanksO Blaine FoggO Christopher P. PapourasO Yueping SunO Steven Webster 2. Ratification of the Appointment of Ernst & Young LLP as theCompany's Independent Registered Public Accounting Firm forthe Fiscal Year Ending December 31, 2016. Note In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and anyadjournments or postponements thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT(See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: NOmiNEEs: ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" ThE ElEcTiON Of diREcTORs aNd "fOR" pROpOsal 2.plEasE siGN, daTE aNd RETURN pROmpTlY iN ThE ENclOsEd ENvElOpE. plEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x Please detach along perforated line and mail in the envelope provided.------------------ ---------------- 20730000000000000000 5 062816 GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via www.amstock.com to enjoy online access.

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 proxy for annual meeting of shareholders on June 28, 2016solicited on Behalf of the Board of directors The undersigned hereby appoints Christopher Bradshaw and Shefali Shah, and each ofthem, with full power of substitution and power to act alone, as proxies to vote all the sharesof Common Stock which the undersigned would be entitled to vote if personally present andacting at the Annual Meeting of Shareholders of Era Group Inc., to be held on June 28, 2016at the offices of Era Group Inc., 818 Town & Country Blvd., Suite 200, Houston, TX 77024at 10:00 a.m. CST, and at any adjournments or postponements thereof, as follows:(continued and to be signed on the reverse side.) 1.1

Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: JOhN smiTh1234 maiN sTREETapT. 203NEW YORK, NY 10038 aNNUal mEETiNG Of shaREhOldERs Of June 28, 2016 iNTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TElEphONE - Call toll-free 1-800-pROXiEs (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from anytouch-tone telephone and follow the instructions. Have your proxycard available when you call.Vote online/phone until 11:59 PM EST the day before the meeting. mail - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.iN pERsON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.amstock.com to enjoy onlineaccess. pROXY vOTiNG iNsTRUcTiONs Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" ThE ElEcTiON Of diREcTORs aNd "fOR" pROpOsal 2.plEasE siGN, daTE aNd RETURN pROmpTlY iN ThE ENclOsEd ENvElOpE. plEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x ------------------ ---------------- cOmpaNY NUmBER accOUNT NUmBER NOTicE Of iNTERNET availaBiliTY Of pROXY maTERial: The Notice of Meeting, proxy statement and proxycard are available at www.eragroupincinvestors.com 1. Election of Directors: O Christopher BradshawO Charles FabrikantO Ann FairbanksO Blaine FoggO Christopher P. PapourasO Yueping SunO Steven Webster 2. Ratification of the Appointment of Ernst & Young LLP as theCompany's Independent Registered Public Accounting Firm forthe Fiscal Year Ending December 31, 2016. Note In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and anyadjournments or postponements thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT(See instructions below) NOmiNEEs: 20730000000000000000 5 062816